UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2017 (April 21, 2017)

Resource Innovation Office REIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland	333-201842	87-0854717
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1845 Walnut Street, 18th Floor,

Philadelphia, Pennsylvania 19103

(Address of principal executive offices, including zip code)

(215) 231-7050

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule l2b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 7.01.	Regulation FD Disclosure.

On April 21, 2017, Resource Innovation Office REIT, Inc. (the “Company”) mailed a letter to its stockholders and distributed a letter to broker-dealers participating in the Company’s continuous public offering (the “Offering”) regarding the suspension of sales of Class A and Class T shares of the Company’s common stock (collectively, the “Shares”) in the Offering, including the suspension of the Company’s distribution reinvestment plan (the “DRIP”), as well as the suspension of the Company’s share repurchase program (the “SRP”), as described under Item 8.01 below. Copies of the stockholder letter and the participating broker-dealer letter are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, unless it is specifically incorporated by reference therein.

Item 8.01.	Other Events.

Suspension of Offering

On April 21, 2017, the board of directors of the Company (the “Board”) unanimously approved the suspension of sales of Shares in the Offering, effective that same day and continuing until such time as the Board may approve the resumption of sales under the Offering, if ever. The Company anticipates resuming sales under the Offering in connection with the restructuring of the Offering described below.

Suspension of Distribution Reinvestment Plan

Pursuant to the terms of the DRIP, the Board may amend, suspend or terminate the DRIP for any reason at any time upon ten days’ written notice to the Company’s stockholders that have elected to participate in the DRIP (the “Participants”), which notice may be provided, with respect to material or immaterial changes, by including such information (i) in a Current Report on Form 8-K or in its annual or quarterly reports filed with the Securities and Exchange Commission (the “SEC”), and (ii) in a separate mailing to the Participants.

On April 21, 2017, the Board unanimously approved the suspension of the DRIP. Pursuant to the terms of the DRIP, the suspension will go into effect on May 1, 2017 and will continue until such time as the Board may approve the resumption of the DRIP, if ever. The Company anticipates amending and reinstating the DRIP in connection with the restructuring of the Offering described below.

Suspension of Share Repurchase Program

Pursuant to the terms of the SRP, the Board, in its sole discretion, may amend, suspend, reduce, terminate or otherwise change the SRP upon 30 days’ prior notice to the Company’s stockholders, which notice may be provided by including such information (i) in a Current Report on Form 8-K or in the Company’s annual or quarterly reports, all as publicly filed with the SEC, or (ii) in a separate mailing to the Company’s stockholders.

On April 21, 2017, the Board unanimously approved the suspension of the SRP. Pursuant to the terms of the SRP, the suspension will go into effect on May 21, 2017 and will continue until such time as the Board may approve the resumption of the SRP, if ever. The Company anticipates amending and reinstating the SRP in connection with the restructuring of the Offering described below.

Public Offering Restructuring

In order to adapt to current market conditions, the Board has authorized the Company’s management to develop a proposal to be considered by the Board at a future date to restructure the Offering in order to allow the Company to achieve the following objectives:

(i)	revising the Company’s fee structure in order to reduce the upfront fees paid by investors and reduce compensation to Resource Innovation Office Advisor, LLC (the “Advisor”);

(ii)	creating new share classes of the Company’s common stock to be sold in the Offering, which will have a public offering price equal to the net asset value (“NAV”) per share of each such class plus applicable selling commissions and dealer manager fees, and updating the Company’s NAV daily;

(iii)	amending the SRP to provide additional liquidity to the Company’s stockholders;

(iv)	amending the Company’s investment guidelines to allow the Company to target additional sectors of real estate assets; and

(v)	changing the Company into a perpetual-life entity that has the ability to conduct offerings for an indefinite duration.

Management’s proposal will be subject to review and approval by the Board. Any actions ultimately taken by the Board based on management’s recommendations will be disclosed in the Company’s future public filings in accordance with applicable regulations.

Authorization of Tender Offer

On April 21, 2017, the Board authorized management to cause the Company to make a tender offer for all of the Shares issued and outstanding as of a date to be determined by the Company’s management that is subsequent to May 21, 2017, the date on which the suspension of the SRP becomes effective (the “Offer”). Specific terms of the Offer will be disclosed in the Company’s future public filings in accordance with applicable regulations.

The Offer described herein has not yet commenced. This communication is for informational purposes only and is not an offer to purchase or a solicitation of an offer to sell any shares of the Company’s Class A or Class T common stock, or any other securities. The Offer will be made only pursuant to an offer to purchase, letter of transmittal and related materials the Company intends to distribute to its stockholders and file with the Securities and Exchange Commission (the “SEC”). The full details of the Offer, including complete instructions on how to tender shares, will be included in the offer to purchase, the letter of transmittal and related materials, which will become available to stockholders promptly following commencement of the tender offer. STOCKHOLDERS ARE URGED TO CAREFULLY READ THE OFFER TO PURCHASE, THE LETTER OF TRANSMITTAL AND OTHER RELATED MATERIALS WHEN THEY ARE AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. If and when filed, the offer to purchase, the letter of transmittal and other related materials will be available free of charge at the website maintained by the SEC at www.sec.gov. Stockholders also may obtain a copy of these documents, free of charge, from the Company if and when the materials become available.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Resource Innovation Office REIT, Inc. Letter to Stockholders dated April 21, 2017

99.2	Resource Innovation Office REIT, Inc. Letter to Participating Broker-Dealers dated April 21, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESOURCE INNOVATION OFFICE REIT, INC.

Date: April 21, 2017	By:	/s/ ALAN F. FELDMAN
Alan F. Feldman
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Resource Innovation Office REIT, Inc. Letter to Stockholders dated April 21, 2017

99.2	Resource Innovation Office REIT, Inc. Letter to Participating Broker-Dealers dated April 21, 2017